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                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
 Bradley Real Estate, Inc.:

  We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                /s/ KPMG Peat Marwick LLP
                                          _____________________________________
                                                 KPMG Peat Marwick LLP

Chicago, Illinois
September 18, 1998